UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2005

Advanced Energy Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26966	84-0846841
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1625 Sharp Point Drive, Fort Collins, Colorado	80525
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (970) 221-4670

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 6, 2005, Advanced Energy Industries, Inc. received a letter from the Listing Qualifications Department of The Nasdaq Stock Market (the “Nasdaq Letter”) indicating that Advanced Energy is not in compliance with Nasdaq Marketplace Rule 4310(c)(14) (“Rule 4310(c)(14)”) and, therefore, Advanced Energy’s common stock is subject to delisting from The Nasdaq Stock Market effective May 17, 2005, unless Advanced Energy requests a hearing in accordance with the Nasdaq Marketplace Rule 4800 Series. The Nasdaq Letter further advises that the fifth character “E” will be appended to Advanced Energy’s trading symbol at the opening of business on May 10, 2005. Advanced Energy issued a press release on May 9, 2005 regarding this letter, a copy of which is filed as an exhibit to this Current Report on Form 8-K.

Rule 4310(c)(14) requires Advanced Energy to file with The Nasdaq Stock Market copies of all reports and other documents filed or required to be filed with the Securities and Exchange Commission (the “SEC”) on or before the date they are filed with the SEC. The Nasdaq Letter contends that Advanced Energy has not complied with Rule 4310(c)(14), because Advanced Energy’s Annual Report on Form 10-K for the year ended December 31, 2004 (the “2004 Form 10-K”) did not contain an opinion from Advanced Energy’s independent auditor relating to management’s assessment of internal control over financial reporting. Item 308 of Regulation S-K requires Advanced Energy to furnish in the 2004 Form 10-K an attestation report by its independent auditor on management’s assessment of Advanced Energy’s internal control over financial reporting.

Advanced Energy filed on March 31, 2005 the 2004 Form 10-K, which included management’s assessment of Advanced Energy’s internal control over financial reporting, as well as an attestation report by its independent auditor and audited financial statements with an unqualified opinion by the independent auditor; however, the auditor’s attestation report provides that the scope of the auditor’s work was not sufficient to enable it to express, and the auditor therefore did not express, an opinion either on management’s assessment or on the effectiveness of Advanced Energy’s internal control over financial reporting.

Advanced Energy believes that the inclusion of the auditor’s attestation report, even though it does not express an opinion, constitutes compliance with Rule 4310(c)(14) and will request a hearing before a Nasdaq Listing Qualifications Panel in accordance with the Nasdaq Marketplace Rule 4800 Series. According to the Nasdaq Marketplace Rules, the hearing request will stay the delisting of Advanced Energy’s securities pending the Nasdaq Listing Qualifications Panel’s decision. Advanced Energy is also working with its independent auditors to resolve this issue. There can be no assurance that the Nasdaq Listing Qualifications Panel will determine that Advanced Energy is in compliance with Rule 4310(c)(14) or otherwise grant Advanced Energy’s request for continued listing.

Item 9.01 Financial Statements and Exhibits.

(c)	The following exhibit is filed pursuant to Item 3.01:
99.1 Press release dated May 9, 2005 by Advanced Energy Industries, Inc.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced Energy Industries, Inc.
Date: May 9, 2005	/s/ Michael El-Hillow
Michael El-Hillow, Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated May 9, 2005 by Advanced Energy Industries, Inc.

4